Corporate Presentation (NASDAQ: DCTH) January 2023 Exhibit 99.1

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. This presentation contains forward-looking statements, which are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to, uncertainties relating to: the timing and results of the Company’s clinical trials, including without limitation the mOM and ICC clinical trial programs, as well as the receipt of additional data and the performance of additional analyses with respect to the mOM clinical trial, our determination whether to continue the ICC clinical trial program or to focus on other alternative indications, and timely monitoring and treatment of patients in the global Phase 3 mOM clinical trial and the impact of the COVID-19 pandemic on the completion of our clinical trials; the impact of the presentations at major medical conferences and future clinical results consistent with the data presented; approval of Individual Funding Requests for reimbursement of the CHEMOSAT procedure; the impact, if any, of ZE reimbursement on potential CHEMOSAT product use and sales in Germany; clinical adoption, use and resulting sales, if any, for the CHEMOSAT system to deliver and filter melphalan in Europe including the key markets of Germany and the UK; the Company’s ability to successfully commercialize the HEPZATO KIT/CHEMOSAT system and the potential of the HEPZATO KIT/CHEMOSAT system as a treatment for patients with primary and metastatic disease in the liver; our ability to obtain reimbursement for the CHEMOSAT system in various markets; approval of the current or future HEPZATO KIT/CHEMOSAT system for delivery and filtration of melphalan or other chemotherapeutic agents for various indications in the U.S. and/or in foreign markets; actions by the FDA or foreign regulatory agencies; the Company’s ability to successfully enter into strategic partnership and distribution arrangements in foreign markets and the timing and revenue, if any, of the same; uncertainties relating to the timing and results of research and development projects; and uncertainties regarding the Company’s ability to obtain financial and other resources for any research, development, clinical trials and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise these forward-looking statements to reflect events or circumstances after the date they are made. Forward-looking Statements

Executive Summary

Delcath aims to be the leader in targeted, safe and highly-effective minimally-invasive treatments for patients with cancers of the liver.

UNMET NEED LIVER CANCER

Incidence US/EU
- >200K primary and metastatic liver tumors per year[1-14]

Current local/regional treatments
- Cannot treat the whole liver
- Targeted to visible and accessible tumors
- Limited in their ability to retreat

PERCUTANEOUS HEPATIC PERFUSION (PHP)

PHP drug-device platform
- Delivers high dose chemotherapy to the entire liver
- Limits systemic exposure
- Minimally invasive, repeatable and well-tolerated

US: HEPZATO KIT
EU: CHEMOSAT

COMPANY & CLINICAL PROGRAM

FOCUS pivotal trial
- Metastatic Ocular Melanoma (mOM)
- Primary endpoint met*
- NDA submission 1Q '22

Real World Evidence
- **>1k** commercial treatments in EU
- Multiple single center publications

POTENTIAL FDA APPROVAL: Q3 2023

LARGE MARKET OPPORTUNITY

Near-term (mOM)
- >$500 TAM in US and EU
- Unsurpassed 1 year survival data

Longer Term (CRC, ICC, Pancreatic, etc.)
- >>$1B TAM
- Investigator interest in more than 10 other tumor types

Delcath

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Liver-Dominant Cancers

High incidence with poor prognosis

Up to
80%

Many patients with liver metastases are not amenable to surgical resection largely due to extensive tumor burden[15]

Liver: Common Site of Metastases

Limited Effective Systemic Treatments

- Systemic therapies - low efficacy
- Immuno-oncology agents - become less effective in the presence of metastases

Limited Overall Survival – Unresectable Liver Cancer

- Often the life-limiting organ



US Incidence of Liver Dominant Cancers*
(partial set shown)
DELCATH OPPORTUNITY+
50,000
40,000
30,000
20,000
10,000
0
mOM
ICC
mBC
mNET
mPC
mCRC
HCC

Delcath

*Metastatic Ocular Melanoma (mOM)[1,2], Cholangiocarcinoma (ICC)[3,4], Liver-dominant Breast Cancer (mBC)[7-10], Metastatic Neuroendocrine Tumors (mNET)[6,7] Metastatic Pancreatic Cancer (mPC)[7,13], Metastatic Colorectal Cancer (mCRC)[11,12], Hepatocellular carcinoma (HCC)[15]

3

Majority of Treatment Limitations of Current Liver-Directed Therapies Beads obstruct blood flow to tumor and elute chemo 50-60k treatments per year in US (and growing) Radioactive beads delivered into the tumor 10-15k treatments per year in US (and growing) Trans Arterial Chemo Embolization (TACE)17 Y9016 Effective, but tumors recur & retreatment limited due to damaged vasculature Diffuse disease: cannot be treated with a tumor-by-tumor modality Many tumors are not imageable – micro-metastases are common

Isolated Hepatic Perfusion (IHP) The pathway to developing Percutaneous Hepatic Perfusion Temporarily isolates liver blood supply Delivers substantially higher concentrations of chemotherapy (Melphalan) with limited toxicity High treatment related mortality (>5%) Not repeatable and few patients are eligible 1961 Dr. Robert Ausman publishes 1st description of IHP technique 1975 Stehlin demonstrates effects of Melphalan in regional perfusion 1990s Phase I-II study of Isolated Hepatic Perfusion using Melphalan for patients with metastatic Ocular Melanoma. Benefits Limitations Isolated liver perfusion in advanced metastases of colorectal cancers studied. National Cancer Institute conducts trial establishing IHP, using melphalan as a viable treatment option. 1998 2000s IHP documented efficacy across multiple tumor types including mOM, CRC, and NET HISTORY OF IHP15 1984

IHP Results in mOM Provided Rationale for PHP in mOM and Provides Rationale for CRC and Other Tumor Types



IHP/mOM ORR[18-22]
ORR %
80%
60%
40%
20%
0%
68%
50%
70%
62%
62%
n=34
n=17
n=27
n=22
n=29



IHP/CRC ORR[23-29]
ORR %
80%
70%
60%
50%
40%
30%
20%
10%
0%
47%
61%
50%
59%
29%
60%
41%
n=99
n=120
n=105
n=71
n=24
n=25*
n=30*

IHP Studies in other disease states

- Primary HCC and ICC utilizing IHP (melphalan +/- TNF alpha). ORR = 67% (N=13) with a median actuarial survival of 16.3 months.[30]
- Unresectable GEP-NET utilizing IHP (melphalan +/- TNF alpha). ORR = 50% (N=13) with a median actuarial survival of 48 months.[31]

Delcath

*Hepatic arterial infusion used adjunctively.

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HEPZATO™ Kit: Percutaneous Hepatic Perfusion (PHP) Repeatable, safe & effective liver-focused disease control ISOLATION Hepatic venous flow is isolated, enabling 12x increased dose SATURATION Melphalan (chemo) treats micro and macro lesions simultaneously FILTRATION Proprietary filters remove greater than 85% of chemo from the body33 Blood Return Catheter Chemo Filtration Veno-veno Bypass Pump Chemo Isolation (Balloon) Catheter Chemo Delivery Catheter Liver

Randomized Phase III Study Begins 2006 Gen 2 Filter CHEMOSAT Granted CE Mark EU Commercialization 2012 Clinical Trial for Patients with Hepatic-Dominant Ocular Melanoma (FOCUS) 2016 Randomized Phase III Study Completed 2009 FDA Issues a Complete Response Letter 2013 Enrollment for FOCUS Trial Completed 2021 History of HEPZATO Kit Development Potential FDA Submission Q1 ‘23 / Approval Q3 2023 2023 Commercial Launch HEPZATO Kit Q3/Q4 2023

mOM: Beachhead Market Opportunity

No FDA-approved treatment, no current standard of care



Unmet Need

- ~6,000 cases of ocular melanoma per year in the US/EU[12,34]
- 50% metastasize, 90% to the liver[2,35]
- Median survival up to 12 months.[36]

Low Risk Opportunity

- FOCUS pivotal trial has met primary endpoints to support approval in mOM[37]
- Significantly improved safety profile over Gen 1 filter technology
- Real world safety and efficacy demonstrated in EU

High Barrier to Entry

- EXCLUSIVE: Granted orphan indication status allows for extended exclusivity
- HEPZATO is a combination drug device regulated by CDER – no ANDA pathway
- Melphalan granted orphan indication

Favorable Commercial Economics

- Most commonly used systemic treatments (immuno-oncological agents) cost $250K - $1M annually
- 20 US treatment centers = ~80% patients

Delcath

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Competitive Landscape for mOM Minimally Invasive – Liver Directed Infusion – Systemic Minimally Invasive HEPZATO™ TACE17 Y90/SIRT16 Mono/Combo IO38 Tebentafusp29* High Efficacy 36.3%** <21% <17% 5.5% Up to 9%25 ORR % OS at 12 months (% surviving) 77%*** - - - 73%**** Repeatable (>3x) ü X / ü X ü ü Preserves QoL ü ü ü X ü FDA Approved for mOM Q2 2023 X X Melanoma ü Applicable to most mOM patients ü ü ü ü X *HLA A+ patient indication only ** Treated Population 29-Apr-2022 data cut ***Post hoc analysis Treated Population, BAC OS 59%, HR 0.48 , 95% CI 0.22, 1.08, p-value = 0.075 based on 1-Jun-2022 data cut ****Control OS 59%, HR 0.51, 95% CI 0.37, 0.71, p-value <0.001

First Phase 3 RCT Results* Months Overall Progression Free Survival (INV Assessment) Crossover design confounded overall survival analysis – most subjects in BAC arm [57.1%] crossed over to PHP arm Proportion of patients surviving 7.0 1.6 5.4 mo PHP 0 5 10 15 20 25 30 Best alternative care Hepatic Progression Free Survival (IRC Assessment) 1.0 0.8 0.6 0.4 0.2 0.0 P<.0001 PHP Months 1.0 0.8 0.6 0.4 0.2 0.0 P<.0001 Proportion of patients surviving 5.4 1.6 3.8 mo Best alternative care 0 5 10 15 20 25 30 35 40 45 50 55 Response Rates (ITT population) Cohort PHP (N=44) BAC (N=49) P-Value hOR 36.4% 2.0% <0.001 ORR 27.3% 4.1% =0.003 *Mix of mOM and metastatic melanoma with >90% patients diagnosed with mOM - NDA 201848 Clinical Study Report dated 15 August 2012. Hazard Ratio (95% CI) = 0.39 Hazard Ratio (95% CI) = 0.42

Safety Issues and Resulting Improvements Safety Issue Hematological toxicities led to 3 patient deaths Improvement Gen 2 Filter introduced in 2013 Adverse Event G3/4 Gen 1 Hughes 201628 % n Anemia 62.9% 44 Neutropenia 85.7% 60 Thrombocytopenia 80.0% 56 Adverse Event G3/4 Gen 2 Karydis 201833 % Improvement Gen 1 à 2 % n Anemia 29.4% 15 53% ¯ Neutropenia 31.3% 16 64% ¯ Thrombocytopenia 31.3% 16 61% ¯ Inappropriate patient selection and procedural issues led to 1 patient death and other AE’s ~90% liver involvement causing tumor lysis syndrome Protocol amendments were put in place for patient selection Training improved FDA required these issues be addressed prior to the start of the FOCUS trial

2nd Registration Clinical Trial for Patients with mOM Multinational, multicenter, single-arm trial Efficacy Endpoints: Primary: Objective Response Rate (ORR) compared to meta-analysis of IO therapy Secondary: Duration of Response (DOR), Disease Control Rate (DCR), Overall Survival (OS), Progression Free Survival (PFS) 102 subjects enrolled, 91 completed treatments at 23 centers in the US and EU HEPZATO Tx every 6-8 weeks up to a maximum of 6 cycles Initially a RCT against Best Alternative Care (BAC) Subsequently modified with FDA agreement to single-arm trial FDA will view the comparisons with the 32 patient BAC arm as supportive exploratory analyses FOCUS Trial

2020 –'21 Initial Approvals Using ORR in Single-Arm Oncology Trials

Two trials n=22 / 38	Single trial n=114	Single trial n=71	Single trial n=95	Single trial n=105	Single trial n=97	Single trial n=108
Danyelza (naxitamab-gqgk)	**Gavreto (pralsetinib)**	**Monjuvi (tafasitamab-cxix)**	**Tazverik (tazemetostat)**	**Zepzelca (lurbinectedin)**	**Tabrecta (capmatinib)**	**Trodelvy (sacituzumab)**
Accelerated	**Accelerated**	**Accelerated**	**Accelerated**	**Accelerated**	**Accelerated**	**Accelerated**
Relapsed or refractory neuroblastoma	Metastatic *RET* NSCLC	Relapsed or refractory large B-cell lymphoma	Lymphoma positive for EXH2 mutation	Metastatic SMLC 2nd Line	mNSCLC with mutation MET exon 14 skipping	3rd Line Metastatic triple-negative BC
ORR Study 1 = 45% **ORR** Study 2 = 34%	**ORR naïve** = 70% **ORR exp.** = 57%	**ORR** = 39%	**ORR mutant** = 69% **ORR** wild-type = 34%	**ORR** = 35%	**ORR naive** = 68% **ORR exp.** = 41%	**ORR** = 33.3%

Single trial n=50	Single trial N=43	Single trial n=107	Single trial n=31	Single trial n=101	Single trial n=114	Single trial n=209
Koselugo (selumetinib)	**Ayvakit (avapritinib)**	**Pemazyre (pemigatinib)**	**Fyarro (sirolimus)**	**Tivdak (tisotumab vedotin-tftv)**	**Exkivity (mobocertinib)**	**Jemperli (dostarlimab-gxly)**
Accelerated	**Standard**	**Accelerated**	**Standard**	**Accelerated**	**Accelerated**	**Accelerated**
Neurofibromatosis Type 1	mGIST with PDGFRA exon 18 mutation	Previously treated ICC with FGFR2 fusion	Malignant perivascular epithelioid cell tumor	2nd Line cervical cancer	mNSCLC with EGF exon 20 insertion mutations	MMRD recurrent or advanced solid tumors – 2nd line
ORR = 66%	**ORR** = 84%	**ORR** = 36%	**ORR** = 39%	**ORR** = 24%	**ORR** = 28%	**ORR** = 41.6%

Single trial n=61 for RCC*	Single trial n=108	Single trial n=124	Single trial n=81	Single trial n=71	Single trial n=112	Single trial n=152
Welireg (belzutifan)	**Truseltiq (infigratinib)**	**Lumakras (sotorasib)**	**Rybrevant (amivantamab-vmjw)**	**Jemperli (dostarlimab-gxly)**	**Libtayo (cemiplimab-rwlc)**	**Tepmetko (tepotinib)**
Standard	**Accelerated**	**Accelerated**	**Accelerated**	**Accelerated**	**Accelerated**	**Accelerated**
von Hippel-Lindau disease +RCC, blastomas, or NET	2nd Line ICC with a FGF 2 fusion	KRAS G12C mutated mNSCLC	mNSCLC with EGFR exon 20 insertion mutations	MMRD endometrial cancer, 2nd Line.	Metastatic BCC	mNSCLC w/ met exon 14
ORR = 49%	**ORR =** 23%	**ORR =** 36%	**ORR =** 40%	**ORR =** 42.3%	**ORR meta. =** 21% **ORR adv. =** 29%	**ORR naïve =** 43% **ORR exp. =** 43%

Significantly improved safety relative to first pivotal trial Positive trends in exploratory BAC comparisons (ORR, DOR, DCR, PFS and OS) Focus Trial Success Criteria - Informed By FDA Interactions Best Alternative Care (BAC) Arm Enrolled N=42 Treated N=32 Dacarbazine 1 0 Ipilimumab 7 1 Pembrolizumab 8 6 TACE 26 25 Critical Single Arm Efficacy End Points* “Clinically Meaningful” ORR** Trial powered to show an advantage over immuno-oncology (IO) agents Upper bound at 95% Confidence Interval needed to exceed 8.3% “Clinically Meaningful” DOR*** >6 months * Per FDA and SAP ORR is the primary endpoint and per FDA primary analysis population will be treated patient population (SAP defined ITT as primary analysis population) ** FDA did not object to using a meta-analysis of checkpoint inhibitors “to provide support for a clinically meaningful ORR” (476 patients from 16 publications, 95% Confidence Interval for ORR of 3.6% - 8.3%) *** FDA specified that DOR would be the critical secondary endpoint and requested that patients be followed for at least 6 months to assess durability of response Overall Risk Benefit Assessment

FOCUS Trial Analysis: Prespecified Endpoint Met* ORR and DCR in the Treated Population Lower bound 22.55% far exceeds 8.3% upper bound prespecified threshold** PRELIMINARY DATA - SUBJECT TO CHANGE * 29-Apr-2022 data cut, data continues to mature and patients will be followed at least through May, 2023 * * Meta-analysis of checkpoint inhibitors (476 patients,16 publications) calculated a 95% Confidence Interval for ORR of 3.6% - 8.3%” ORR Advantage Coupled With Meaningful Duration of Response 14 Month Duration of Response 7 Complete Responses 26.44% >> 8.3% prespecified threshold** Exploratory comparison versus BAC supportive DOR in the Treated Population

Progression Free Survival Kaplan Meier Curves in Treated Populations* * 29-Apr-2022 data cut, data continues to mature and patients will be followed at least through May, 2023 Pre-Specified Exploratory Analyses* Exploratory comparison versus BAC supportive

Overall Survival Kaplan Meier Curves in Treated Populations* ** 29-Apr-2022 data cut, data continues to mature and patients will be followed at least through May, 2023 Pre-Specified Exploratory Analyses* Exploratory comparison versus BAC supportive

Best Percent Change in Target Lesion Tumor Burden PHP Patients (n=91) BAC Patients (n=32) CR, complete response; PR, partial response; SD, stable disease; PD, progressive disease; NE, not evaluable. * Best Overall Response (BOR) is based on status of target, nontarget and new lesions, so a 30% or 100% reduction in target lesion tumor burden does not necessarily indicate BOR of PR or CR. ** Not evaluable target lesions are represented with a 0% change from baseline.

Hematological Toxicities - Comparison with Previous Trials* Grade 3 or higher Adverse Events Focus Trial (n=91) Hughes 201628 (n=70) Anemia 27 (29.7%) 44 (62.9%) Thrombocytopenia 24 (26.4%) 56 (80.0%) Neutropenia 18 (19.8%) 60 (85.7%) Hematological AE’s consistent with European experience * Data cut 29-Apr-2022

FOCUS Trial – Safety Comparison with Previous Trials* Category FOCUS Trial (N=91) Pooled Analysis of Prior Studies (N=121) Patients who Withdrew due to an AE or SAE 20 (22%) 46 (38%) Patients who Required a Dose Reduction 12 (13.2%) 27 (22.3%) Average Number of Cycles 4.1 2.8 Improvement in tolerability led to a larger number of treatments * Data cut on 29-Apr-2022

Substantial Clinical Improvement for All Patients Over the Only Other FDA-Approved Therapy for mOM Treatment PT n CR PR ORR SD DCR PD PFS DOR mOS 1yr OS Hepzato Kit* TN,2L,3L 102 7.7 28.6 36.3 37.4 73.6 25.3 9.03 14 19.3 77% Kimmtrak3 TN 252 0 9 9 35 46 64 3.3 9.9 21.7 73% Hepzato Kit is available for 100% patients Study includes treatment naïve; 2nd line and 3rd line patients Kimmtrak is for HLA-A*02:01+ patients only (45% of US patients qualify) Study includes only treatment naïve patients CR-Complete Response, PR-Partial Response, ORR-Overall Response Rate, SD-Stable Disease, DCR-Disease Control Rate, PD-Progressive Disease, PFS-Progression Free Survival, DOR-Duration of Response, mOS-Median Overall Survival * Data cut on 29-Apr-2022

mOM Beachhead Market Strategy

BEACHHEAD MARKET | mOM | **LIVER DISEASE**



SIGNIFICANT REVENUE OPPORTUNITY:

- Oncologists* believe ~80% of mOM patients would be HEPZATO candidates - ~800 patients
- Considered a significant advancement
- Payer & hospital finance stakeholders suggest pricing expectations in the range of IO agents
- Tebentafusp is priced at an estimated ~$400K to $1M per patient** and generated $20M in US revenue if the 1st full quarter post launch
- May be positioned as a first-line treatment due to limited efficacy of available therapies.

US TAM

>$400M

per year

*Source: Boston Health Associates primary research n=13 physicians, ** $400K consensus estimates from Immunocore's covering analysts assuming treatment until progression, $1M annualized cost assuming treatment through progression

Delcath

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Specialized, Targeted Sales Team Regional Based Sales Team Experienced, Oncology focused Upon launch, placed in key geographies Supplement with Clinical Support Specialist Leverage Longitudinal Data Partnered with data provider to access patient level longitudinal data with 3-week refresh Accurately map and quantify surveillance, referral and treatment patterns at the patient and MD level Potential Hepzato Treatment Sites EAP (FDA Approved) – Up to 8 Sites Provide immediate access to patients First Commercial Sites Train new medical teams to use Hepzato after launch First Planned EAP sites Leveraging EAP and Longitudinal Data

Reimbursement HEPZATO will be billed as a drug with a J-Code Medicare Patients Initially a C-Code Majority of patients will be outpatient (2 midnight rule) with the drug directly covered by Medicare For patients which become inpatient patients split billing (inpatient / outpatient) allows the drug to still be directly billed (e.g., not paid under a DRG) Private Payer Patients Private Payers for rare disease generally follow Medicare guidelines and we expect these patients to be treated as outpatients Prior-Authorization of patients might be needed, we are planning to contract out a hub service Centers of Excellence (PPS exempt and NCI designated Cancer Centers) have the leverage to negotiate favorable rates and reimbursement terms (our target sites are all either PPS exempt or NCI Cancer Centers)

PHP Is ALREADY Part of Current NCCN Guidelines for mOM Regional Isolation Perfusion Methods include isolated hepatic infusion (IHP), percutaneous hepatic perfusion (PHP), HAI, and embolization techniques. PHP is a simpler, less invasive alternative to IHP that can be repeated. It uses a double-balloon catheter inserted into the inferior vena cava to isolate hepatic venous blood that is then filtered extracorporeally.

Components of Hospital Reimbursement Assuming Outpatient Pass Through Status with C Code Drug ASP+6% (CMS) Likely similar for commercial payers “Physician” payment Actually goes to hospital but still matters to MD Highly variable based on coding – we do not “map” to any existing code Using existing codes is advised and should provide the hospital adequate payment Healthcare Facility Fee Highly variable based on coding – we do not “map” to any existing code Using existing codes is advised and should provide the hospital adequate payment CPT Code mapping underway – while important, it will not have a meaningful impact on drug pricing decision

Hepzato vs. Kimmtrak Cost of Treatment Comparisons At First Assessment (first time to discontinue treatment because of progression) Drug Dose Cost Treatments # Total cost Kimmtrak $20,261 24 $486,264 Hepzato t.b.d. 2 t.b.d. Mean Hepzato treatment vs. mean treatment duration of Kimmtrak Drug Dose Cost Mean Treatments # Total cost Kimmtrak $20,261 41 $830,701 Hepzato t.b.d. 4.1 t.b.d.

EU – Broad Reimbursement Pending Focus Trial Data, But Strong Interest Across Multiple Indications

- CE Marked - available in ~23 centers in 4 countries
- Delcath resumed direct sales on 3/1/22

- NICE (UK) upgraded status from "Research" to "Special Status"
- German reimbursement based on annual hospital special request ("ZE" process)

- Strong interest to fuel additional indications driven by HCP's

- 1,343 commercial Chemosat kits shipped to the EU
- Queensbury facility has been inspected 21 times by the Notified Bodies LRQA and BSI, Health Authorities FDA and ANVISA

CHEMOSAT Used In 13 Tumor Types

~70%: Metastatic Ocular Melanoma (mOM)

Other Types Treated:

- Intrahepatic Cholangiocarcinoma (ICC)
- Hepatocellular Carcinoma (HCC)
- Metastatic Colorectal Cancer (mCRC)
- Metastatic Breast (mBreast)
- Pancreatic
- Metastatic Neuroendocrine Tumors (mNET)
- Metastatic Cutaneous Melanoma (mCM)

Delcath

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IO Combination Therapy Likely – Ongoing CHOPIN Trial

Safety and efficacy of combined melphalan percutaneous hepatic perfusion (M-PHP) and ipilimumab plus nivolumab (IPI+NIVO) in metastasized uveal melanoma (mUM): First results of the phase Ib part of the CHOPIN trial.

Abstract Number: 9560 (2022 ASCO)

Thaïs M.L. Tong Leiden University Medical Center, Department of Medical Oncology/Radiology, Leiden, Netherlands

Results: 7 pts were included (4 male, median age 63.6 years (range 50-74)). Both cohorts were tolerated with no dose-limiting toxicities or deaths. Grade III/IV adverse events (AE) were observed in 2/3 pts in cohort 1 and in 3/4 pts in cohort 2 consisting of SIRS, febrile neutropenia, cholecystitis, neutropenia, thrombopenia, leukopenia, increased transaminases and fever. Grade I/II immune-related AEs occurred in all pts (myositis, hypothyroidism, hepatitis and dermatitis). BOR was 1 complete response, 5 partial responses and 1 stable disease accounting for an **objective response rate (ORR) of 85.7%.** At a median FU time of 20.2 months, 4 pts have an ongoing response. **Currently the median PFS is 22.4 months, and all pts are still alive.**

Conclusions: Combining M-PHP with IPI+NIVO is safe at a dosing of IPI 1 mg/kg and NIVO 3 mg/kg and very promising ORR, PFS and OS have been observed. The randomized phase II part comparing M-PHP versus M-PHP+IPI+NIVO is currently recruiting. Clinical trial information: NCT04283890.


Inclusion
Ipilimumab + nivolumab c1: 1+1mg/kg c2: 1+3mg/kg
melphalan liver chemo-saturation
Ipilimumab + nivolumab c1: 1+1mg/kg c2: 1+3mg/kg
Ipilimumab + nivolumab c1: 1+1mg/kg c2: 1+3mg/kg
melphalan liver chemo-saturation
Ipilimumab + nivolumab c1: 1+1mg/kg c2: 1+3mg/kg

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The Local Hepatic Myeloablative Effect May Improve IO Efficacy

Market Expansion: Significant Investigator Interest



Possible Areas for Further Hepzato Development*
Combination Therapy – IO Agents
U.S. Incidence
50,000
40,000
30,000
20,000
10,000
0
FOCUS Trial
Extensive EU Experience[26]
Phase 2 Data
~10 EU Cases[27]
Limited, but High Unmet Need
IHP Efficacy Well Documented[28]
Limited, but High Unmet Need
mOM
ICC
mBC
mNET
mPC
mCRC
HCC
Liver Dominant Cancers

US TAM

>$1B

Per Year

Delcath

*Metastatic Ocular Melanoma (mOM)[1,2], Cholangiocarcinoma (ICC)[3,4], Liver-dominant Breast Cancer (mBC)[7-10], Metastatic Neuroendocrine Tumors (mNET)[6,7] Metastatic Pancreatic Cancer (mPC)[7,13], Metastatic Colorectal Cancer (mCRC)[11,12], Hepatocellular carcinoma (HCC)[15]

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Clinical Rationale for Broad Development Effort “Broad-spectrum” alkylating agent given at 12X normal systemic doses Promising ORR and DCR signals seen across multiple tumor types in Europe and in earlier studies with IHP PHP treats the entire liver and is not dependent on tumor location Liver mets are often life limiting and reduce I/O efficacy When the liver is the life limiting organ, systemic chemotherapy can be paused and HEPZATO added to prolong survival Early data supports that combination with I/O agents is safe and effective For patients at high risk of liver mets based on tumor characteristics or ctDNA, adjuvant therapy is logical

NDA Submission 1Q-2023 FOCUS Study – Upcoming News Flow Launch Initiate Multiple Trials in 2023 2H 2023 Potential Approval 3Q 2023 6 Month PDUFA for NDA Resubmission

Capital Structure and Share Information Share Listing - Current DCTH (NASDAQ) Shares Outstanding1 10.58M Cash and Cash Equivalents2 $14.0M Warrants Outstanding3 3.61M Stock Options Granted 2.2M 2022 Q3 Cash Burn (YTD)4 $17.6M Debt5 $17.6M 52 week Low – High6 $2.34 - $11.95 30d Average Daily Volume7 57,503 Does not include $15M venture debt transaction closed on 8/6. 1 As of September 30, 2022; includes 8.6M of Common plus 1.1M, Preferred E & E-1 & 0.9M Pre-funded Warrants as converted 2 As of September 30, 2022; (10-Q filing on November 8, 2022) Includes $4.2M of restricted cash 3 As of September 30, 2022; Warrants at a $10 exercise price 4 Q3 Net cash used in operating activities 5 Includes $5.0M of notes convertible at $11.98 per common share equivalent, 6Used NASDAQ price information starting on November 8, 2021- November 4, 2022 7 30-day average calculated between September 26, 2022- November 4, 2022

Multi-Disciplinary, Experienced Leadership Team

GERARD MICHEL
Chief Executive Officer



- 30+ yrs. pharma/medtech experience
- C-suite roles at Vericel Corp, Biodel, & NPS
- M.S. Microbiology, B.S. Biology & Geology from the Univ. of Rochester School of Medicine
- M.B.A. Simon School of Business & Leadership

JOHN PURPURA
Chief Operating Officer



- Past VP and Exec Director roles of Reg. Affairs for Bracco Diagnostics
- Held senior roles Sanofi-Aventis, Bolar Pharma, Luitpold Pharma & Eon Labs
- M.S. Mgmnt. & Policy and B.S. Chemistry and Biology at the State University of NY at Stony Brook

JOHNNY JOHN, MD
SVP Clinical Development & Medical Affairs



- 15+ yrs. experience in oncology drug development and clinical trials
- 11 years of personal clinical practice
- Received M.D. from Mangalore University, India; post-grad training at the University of IL

KEVIN MUIR
VP, Commercial Operations



- 20+ yrs. of medtech/bioTx sales & marketing experience.
- Held senior leadership roles at BTG, ClearFlow, Aragon Surgical, Kensey Nash Corporation, and Kyphon.
- Field Artillery officer in the U.S. Army
- B.S. in Management Systems Engineering at the U.S. Military Academy at West Point

BOARD OF DIRECTORS	
Dr. Roger G. Stoll, Ph.D.	Chairman
John R. Sylvester	Director
Elizabeth Czerepak	Director
Steven Salamon	Director
Dr. Gil Aharon, Ph.D.	Director
Gerard Michel	CEO

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Novel platform in interventional oncology Multiple near-term catalysts (Final data and NDA filing, new indications) Safety and efficacy supported by multiple trials and commercial usage Initial orphan indication allows for targeted marketing effort and rapid uptake Delcath: A Unique Opportunity Platform has potential utility in multiple indications

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References

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References

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References

27. Vahrmeijer AL, van Dierendonck JH, Keizer HJ, et al. Increased local cytostatic drug exposure by isolated hepatic perfusion: a phase I clinical and pharmacologic evaluation of treatment with high dose melphalan in patients with colorectal cancer confined to the liver. Br J Cancer. 2000;82:1539–46.
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37. Preliminary analysis of FOCUS trial released 3/31/21.
38. Meta-analysis: Data on file

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